                                                                  EXHIBIT 10(hh)


                              EXCHANGE AGREEMENT


  THIS EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of January 3, 1996, by and among BAKER HUGHES INCORPORATED, a Delaware corporation ("BHI"), and TUBOSCOPE VETCO INTERNATIONAL CORPORATION, a Delaware corporation (the "Company").

                              W I T N E S S E T H:
                              - - - - - - - - - -

  WHEREAS, D.O.S. Ltd., a Bermuda corporation ("D.O.S. Ltd."), is to be merged with a wholly-owned subsidiary ("Sub") of the Company (the "Merger") pursuant to an Agreement and Plan of Merger dated as of January 3, 1996 among the Company, Sub and D.O.S. Ltd. (the "Merger Agreement");

  WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to improve its capital structure by issuing shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), and warrants to purchase Common Stock, in exchange for the outstanding shares of the Company's Redeemable Series A Convertible Preferred Stock, par value $.01 per share ("Preferred Stock");

  WHEREAS, the Company will issue to BHI, and BHI will acquire, on the terms and subject to the conditions set forth herein, 1,500,000 shares (the "Shares") of the Company's Common Stock and warrants (the "Warrants") to purchase 1,250,000 shares of Common Stock (the Shares and the Warrants are collectively referred to herein as the "Securities"), in exchange for the 100,000 shares of Preferred Stock held by BHI (the "BHI Preferred Stock").

  NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I.

                                  DEFINITIONS

  Capitalized terms used herein without definitions shall have the meanings assigned to such terms in the Merger Agreement.

                                                                  EXHIBIT 10(hh)

                                  ARTICLE II.

                             EXCHANGE OF SECURITIES

  2.1 Exchange. At the Closing, the Company will issue, sell, transfer, convey and deliver to BHI (i) the Shares as evidenced by the delivery of a certificate or certificates evidencing the Shares in good delivery form and (ii) the Warrants as evidenced by the delivery of the Warrant Certificate in the form set forth on Appendix I, subject to the terms and conditions set forth herein, in exchange (the "Exchange") for the delivery, conveyance and transfer to the Company of the BHI Preferred Stock as evidenced by the delivery of the share certificate or certificates representing such shares of Preferred Stock, duly endorsed in blank for transfer, together with such other documentation evidencing the transfer as may be reasonably requested by the Company.

  2.2 Suspension of Dividend. BHI agrees that the cash dividends otherwise due and owing on March 31, June 30, September 30 and December 31, 1996 pursuant to Paragraph 2 of the Certificate of Designation of Series A Convertible Preferred Stock of Tuboscope Corporation (the "Certificate of Designation") shall not be due and owing; provided, that if the Exchange contemplated in
                            ---------
Section 2.1 hereof is not consummated for any reason, such cash dividends shall be paid for all such periods, notwithstanding the provisions of this paragraph, and any quarterly payments which may not have been made owing to this paragraph shall be made at the time of the next quarterly payment called for in the Certificate of Designation, together with interest on such quarterly payments for the period from the date on which they would otherwise have been due to the date of payment at an interest rate equal to the prime rate as announced from time to time by Texas Commerce Bank National Association.

  2.3 Closing. The closing of the Exchange shall take place at the Closing on the Closing Date. The Exchange shall be deemed to be made as of the Effective Time.


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

  The Company warrants and represents to BHI as follows:

  3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted.

                                                                  EXHIBIT 10(hh)

  3.2 Authorization, Execution and Enforceability. The Company has full power and authority to enter into this Agreement and the capacity and authority to make the representations, warranties, covenants and agreements herein. The execution, delivery and performance by the Company of this Agreement have been duly and validly authorized and are within the corporate powers of the Company. This Agreement has been duly executed and delivered by the Company and constitutes its valid and binding agreement, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors, and the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law. The Shares to be issued by the Company to BHI hereunder, as of the Closing will be duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable. When executed by the Company and delivered in accordance with their terms, the Warrants will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors, and the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law. The shares of Common Stock reserved for issuance upon exercise of the Warrants will be as of the Closing duly authorized and reserved for such purpose, and, if and when the Warrants are exercised in accordance with the rights provided for therein, the shares of Common Stock issuable upon such exercise will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights.

  3.3 Capital Structure as of Closing Date. Except as contemplated by this Agreement, the representations and warranties set forth in Section 3.2(b) of the Merger Agreement will be true and correct as of the Closing Date, except that to the extent such representations and warranties speak as of an earlier date, they will be true and correct as of such earlier date.

  3.4    Consents and Approvals; No Violations.

          (a) No consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Agreement by the Company or its performance of the terms hereof, including without limitation, the issuance of the Shares and Warrants or the exercise of the Warrants, or the validity or enforceability hereof or thereof against the Company as to which the failure to obtain or make would have a Company Material Adverse Effect (as defined below) or would materially adversely affect the consummation of the transactions contemplated hereby,

                                                                  EXHIBIT 10(hh)

except for the filing of a notification report by the Company and BHI under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the expiration or termination of the applicable waiting period with respect thereto. As used in this Agreement, "Company Material Adverse Effect" shall mean any effect that is, individually or in the aggregate, materially adverse to the business, operations, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole except for general economic changes that may affect the industries of the Company or any of its Subsidiaries generally.

          (b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under, any provision of (i) the Certificate of Incorporation or Bylaws of the Company or any provision of the comparable charter or organizational documents of any of its Subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, or indenture applicable to the Company or any of its Subsidiaries, (iii) any other agreement, instrument, permit, concession, franchise or license applicable to the Company or any of its Subsidiaries or (iv) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clause (iii), any such conflicts, violations, defaults, rights, liens, security interests, charges or encumbrances that, individually or in the aggregate, would not have a Company Material Adverse Effect, materially impair the ability of the Company to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

          3.5 Form 10K and Proxy. The representations and warranties set forth in Section 3.2(e) of the Merger Agreement are true and correct. The Company's Annual Report on Form 10K for the year ended December 31, 1995 (the "Annual Report") and the Proxy Statement related to the Company's meeting of stockholders at which the Merger Agreement is to be considered (the "Proxy Statement") will comply in all material respects with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, (as applicable) and the rules and regulations of the Securities and Exchange Commission thereunder applicable, and neither the Annual Report, as of the date it is filed, or the Proxy Statement, as of the Effective Time, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                  EXHIBIT 10(hh)

          3.6 Antidilution Provisions. The issuance or exercise of the Warrants granted hereunder will not cause an antidilution adjustment to the warrants granted to SCF-III, L.P ("SCF") pursuant to that certain Subscription Agreement and Warrant dated as of January 3, 1996 by and between the Company and SCF.


                                  ARTICLE IV.

                     REPRESENTATIONS AND WARRANTIES OF BHI

          BHI represents and warrants to the Company as follows:

          4.1 Organization, Authorization, Execution and Enforceability. BHI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with power and authority to own, operate and lease its properties and to carry on its business as now conducted. BHI has full power and authority to enter into this Agreement and the capability and authority to make the representations, warranties, covenants and agreements herein. The execution, delivery and performance by BHI of this Agreement have been duly and validly authorized and are within the corporate powers of BHI. This Agreement has been duly executed and delivered by BHI and constitutes its valid and binding agreement, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors, and the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law.

          4.2 Consents and Approvals. No consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Agreement by BHI or its performance of the terms hereof, including without limitation, the transfer of the Preferred Stock and the exchange of the Shares and the Warrants, or the validity or enforceability hereof or thereof against BHI as to which the failure to obtain or make would have a Company Material Adverse Effect or would materially adversely affect the consummation of the transactions contemplated hereby, except for the filing of a notification report by the Company and BHI under the HSR Act and the expiration or termination of the applicable waiting period with respect thereto.

          4.3 Stock ownership.

          (a) BHI is the lawful owner, of record and beneficially, of the entire right title and interest in and to the BHI Preferred Stock, free and clear of all Encumbrances, except such Encumbrances as may arise under applicable federal and

                                                                  EXHIBIT 10(hh)

state securities laws and regulations. As used in this Section 4.3, "Encumbrances" shall mean any claim, lien, pledge, option, change, easement, security interest, mortgage, right of way, encumbrance, restrictions, equities, reservation, adverse claims or other similar right or interest of any nature created by, through or under BHI or any of its affiliates.

          (b) Delivery of the BHI Preferred Stock pursuant hereto will vest good and marketable title in the Company, free and clear of all Encumbrances.

          4.4 Accredited Investor. BHI is an "accredited investor" as defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended.


                                   ARTICLE V.

                            COVENANTS OF THE COMPANY

          The Company further agrees, except as set forth in or contemplated by this Agreement or as otherwise approved by BHI in writing, that:

          5.1 Registration Rights.

          (a) Reference is made to that certain Agreement for the Purchase and Sale of the Baker Hughes Tubular Services Eastern Hemisphere Division of Baker Hughes Incorporated dated as of October 1, 1991 by and between the Company and BHI (the "Purchase Agreement"). BHI represents and warrants that it is, as of the date of this Agreement, the sole Holder of Registrable Securities (as such capitalized terms are defined in the Purchase Agreement) and that the only registration rights BHI has, as of the date hereof, with respect to equity securities of the Company are as provided in the Purchase Agreement. The Company represents and warrants that the Company has not granted any outstanding registration rights or agreed to grant any registration rights to any person or entity except for the registration rights to be granted pursuant to Section 5.12 of the Merger Agreement and registration rights granted under the Outstanding Registration Rights Agreements (as such term is defined in Exhibit D to the Merger Agreement).

          (b) If the Closing occurs, the Purchase Agreement shall automatically be amended as follows:

          (i) Section 1.1 of the Purchase Agreement shall be amended to add the following definitions (except with respect to the definition of Registrable Securities, which shall be substituted for the definition in Section 1.1):

                                                                  EXHIBIT 10(hh)

          "DOS Registrable Securities" means the securities subject to the registration rights to be provided by Buyer pursuant to Section 5.12 of the Agreement and Plan of Merger dated as of January 3, 1996 among the Buyer, Grow Acquisition Limited and D.O.S. Ltd.

          "Exchange Agreement" means the Exchange Agreement dated as of January 3, 1996 by and among BHI and Buyer.

          "Junior Registrable Securities" means the 1,500,000 shares of Common Stock acquired pursuant to the Exchange Agreement and the shares of Common Stock for which the Warrants are exercisable and any Common Stock or other security of Buyer issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, such shares of Common Stock or the Warrants. The rights of the Holders of Junior Registrable Securities shall be subordinate to the rights of Holders of Senior Registrable Securities and shall be subordinate to the rights of the holders of DOS Registrable Securities and pari passu with
                                                               -----------
respect to all registration rights (other than registration rights relating to the DOS Registrable Securities) granted by the Buyer after October 1, 1991 unless otherwise expressly subordinated with the written agreement of the Holders. Notwithstanding the foregoing, if the Holders make a request for Registration pursuant to Section 8.3 and request that all Registrable Securities be included in such Registration then the Junior Registrable Securities shall be, for purposes of such Registration, superior to registration rights (other than registration rights relating to the DOS Registrable Securities) granted by the Buyer after October 1, 1991 and all such other registration rights (other than registration rights relating to the DOS Registrable Securities) shall rank subordinate to the rights of Holders of the Junior Registrable Securities.

          "Registrable Securities" means Senior Registrable Securities and Junior Registrable Securities. Notwithstanding the foregoing, any particular Registrable Security shall cease to be a Registrable Security at such time as
(i) it has been effectively registered under the 1933 Act and sold or transferred in accordance with the Registration statement covering it, (ii) it has been distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act, or (iii) it has been transferred and a new certificate or other evidence of ownership for it has been delivered by or on behalf of the Buyer and such certificate and the shares evidenced thereby are not subject to any stop transfer order or similar restriction on resale.

          "Senior Registrable Securities" means the 1,686,047 shares of Common Stock owned by BHI as of the date hereof and any Common Stock or other security of Buyer issued as a dividend or other distribution with

                                                                  EXHIBIT 10(hh)

respect to, or in exchange for, or in replacement of, such shares of Common Stock. The rights of the Holders of Senior Registrable Securities shall be senior to the rights of Holders of Junior Registrable Securities and to the rights of the holders of DOS Registrable Securities.

          "Warrants" means those certain Warrants for the purchase of an aggregate of 1,250,000 shares (subject to adjustment as provided therein) of Common Stock issued to Buyer pursuant to the Exchange Agreement.

          (ii) A new sentence shall be added to the end of Section 8.3(b) as follows:

          Notwithstanding the foregoing, the Buyer shall be entitled to postpone for a reasonable period of time (not exceeding 90 days) the filing (but not the preparation) of any registration statement otherwise required to be prepared and filed by it pursuant hereto if (i) at the time the Buyer receives a request for such registration, the Buyer is in possession of material non-public information that would be required to be disclosed in a registration statement but that has not been and will otherwise not be disclosed to the public and the Buyer deems disclosure not to be in the best interests of the Buyer and its stockholders (and the Buyer so notifies the Holders requesting a Registration within 5 Business Days of such request), or (ii) the Buyer determines (and the Buyer so notifies the Holders requesting a Registration within 5 Business Days of such request) that in its judgment, such registration and offering would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Buyer that prior to such request the Board of Directors of the Buyer had agreed by resolution to pursue.

          (iii) The third and fourth sentences of Section 8.2(c) of the Purchase Agreement shall be amended by deleting such sentences and adding to the end of Section 8.2(c):

          Notwithstanding any other provisions of this Section 8.2, if the underwriter determines that marketing factors require a limitation on the amount of shares of Common Stock to be Registered, then the underwriter may limit the amount of Registrable Securities to be included in the Registration and underwriting, and the amount of securities to be offered shall be reduced first from the Common Stock being offered for the account of persons or entities entitled to include Common Stock in such offering and whose rights to include Common Stock in the offering rank subordinate to the rights of the Holders of Junior Registrable Securities and then, if the offering size shall require further reduction, from the Common Stock being offered for the account of the Holders of Junior Registrable Securities and

                                                                  EXHIBIT 10(hh)

such other persons and entities entitled to include Common Stock in such offering and whose rights to include such Common Stock rank pari passu to the
                                                            ----------
registration rights of the Holders of Junior Registrable Securities (allocated pro rata in proportion to their respective number of shares to be registered), and then, if the offering size shall require further reduction, from the Common Stock being offered for the account of the holders of DOS Registrable Securities and such other persons or entities entitled to include Common Stock in such offering and whose rights to include Common Stock in the offering rank subordinate to the rights of the Holders of Senior Registrable Securities and senior to the rights of Junior Registrable Securities and then, if the offering size shall require further reduction, from the Common Stock being offered for the account of the Holders of Senior Registrable Securities and such other persons and entities entitled to include Common Stock in such offering and whose rights to include such Common Stock rank pari passu to the registration rights
                                         ----------
of the Holders of Senior Registrable Securities (allocated pro rata in proportion to their respective number of shares to be registered), to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters prior to any reduction of the securities to be sold by the Company: provided, however, that such limitation shall not exclude more than 50% of the aggregate amount of the Senior Registrable Securities of Holders sought to be registered by Holders in such Registration; and provided, further, however the provisions of this Section 8.2 are subject to the rights and obligations of certain stockholders of the Buyer as set forth in the Stockholders' Agreement.

          (iv) A new Section 8.3(d) shall be added as follows:

          Notwithstanding any other provisions of this Section 8.3, if any other person or entity participates in an underwritten offering pursuant to this
Section 8.3 and if the underwriter determines that marketing factors require a limitation on the amount of shares of Common Stock to be Registered, then the underwriter may limit the amount of Registrable Securities to be included in the Registration and underwriting, and the amount of securities to be offered shall be reduced first from the Common Stock being offered for the account of persons or entities entitled to include Common Stock in such offering and whose rights to include Common Stock in the offering rank subordinate to the rights of the Holders of Junior Registrable Securities and then, if the offering size shall require further reduction, from the Common Stock being offered for the account of the Holders of Junior Registrable Securities and such other persons and entities entitled to include Common Stock in such offering and whose rights to include such Common Stock rank pari passu to the registration rights of the
                               ----------
Holders of Junior Registrable Securities (allocated pro rata in proportion to their respective number of

                                                                  EXHIBIT 10(hh)

shares to be registered), and then, if the offering size shall require further reduction, from the Common Stock being offered for the account of the Company and the holders of DOS Registrable Securities and such other persons or entities entitled to include Common Stock in such offering and whose rights to include Common Stock in the offering rank subordinate to the rights of the Holders of Senior Registrable Securities and senior to the rights of Junior Registrable Securities (in whatever proportion or order they have agreed among themselves) and then, if the offering size shall require further reduction, from the Common Stock being offered for the account of the Holders of Senior Registrable Securities and such other persons and entities entitled to include Common Stock in such offering and whose rights to include such Common Stock rank pari passu
                                                                    ----------
to the registration rights of the Holders of Senior Registrable Securities (allocated pro rata in proportion to their respective number of shares to be registered). If the number of Junior Registrable Securities are limited as a result of the application of the immediately preceding sentence or Section 8.3(c) with the result that less than 75% of the Registrable Securities requested to be included in such Registration are sold, then the number of Registrations that may be requested by Holders under Section 8.3 shall be increased by one.

          (v) A new Section 8.3(e) shall be added as follows:

          Any written request or notice by a Holder pursuant to Section 8.2 or
8.3 to include Registrable Securities in a Registration must specify what portion of such Registrable Securities that are proposed to be included in a Registration constitute Senior Registrable Securities and what portion constitute Junior Registrable Securities in order for such request or notice to be effective.

          5.2 Obtaining Consents. The Company will use its reasonable best efforts to obtain, and to assist BHI in obtaining, all consents, resignations, authorizations and approvals and making all filings necessary for the consummation of the transactions contemplated by this Agreement, if any, required under any applicable law or regulation.

          5.3 Satisfaction of Closing Conditions. The Company shall use its reasonable best efforts to satisfy the conditions to Closing set forth in
Article VII relating to the Company in an expeditious manner. The Company shall not be required to institute or defend any action in any court or before any administrative body or take action to divest or hold separate any assets of it or any of its affiliates in connection with satisfying such conditions.

          5.4 Delivery of Documents at Closing. At the Closing, subject to satisfaction of the conditions set forth in Article VII, the Company shall execute and deliver to BHI all documents required to be delivered by the Company pursuant to Section 7.1.

                                                                  EXHIBIT 10(hh)

                                  ARTICLE VI.

                                COVENANTS OF BHI

          BHI further agrees, except as set forth in or contemplated by this Agreement or as otherwise approved by the Company in writing, as follows:

          6.1 Obtaining Consents. BHI will use its reasonable best efforts to obtain, and to assist the Company in obtaining, all consents, authorizations and approvals and making all filings necessary for the consummation of the transactions contemplated by this Agreement, if any, required under any applicable law or regulation.

          6.2 Satisfaction of Closing Conditions. BHI shall use its reasonable best efforts to satisfy the conditions to Closing set forth in Article VII relating to BHI in an expeditious manner. BHI shall not be required to institute or defend any action in any court or before any administrative body or take action to divest or hold separate any assets of it or any of its affiliates in connection with satisfying such conditions.

          6.3 Delivery of Documents at Closing. At the Closing, subject to satisfaction of the conditions set forth in Article VII, BHI shall execute and deliver to the Company the documents contemplated to be delivered by BHI pursuant to Section 7.2.

          6.4 Disposition of Securities. BHI agrees that it will not, until December 31, 1997 (the period from the date of this Agreement to December 31, 1997, the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any of the Shares, the Warrants or the Warrant Shares. The foregoing restriction does not apply to (i) any Disposition that may be effected in a tender or exchange offer made to all holders of a class or series of the Company's securities, (ii) any Disposition, conversion or exchange of the Shares or Warrant Shares for other securities, cash or property in connection with a merger, consolidation, recapitalization, redemption or other reclassification involving the Company or the Company's securities, (iii) any Disposition in connection with a disposition or other transfer of all or substantially all of the assets of BHI, provided the transferee agrees to be bound by this Section
6.4 or (iv) any Disposition to an affiliate of BHI that agrees to be bound by this Section 6.4. Such restriction shall not apply to any securities BHI may hold as a result of any transaction described in clause (i) or (ii) above following such transaction. The foregoing restriction has been expressly agreed to preclude BHI, among other things, from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of any of the Shares, the Warrants or the Warrant Shares during the Lock-up Period, even if such shares would be disposed of by someone other than BHI. Furthermore, BHI has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Shares except in

                                                                  EXHIBIT 10(hh)

compliance with this restriction. An exercise of the Warrants shall not constitute a Disposition of the Shares, the Warrants or the Warrant Shares.


                                  ARTICLE VII.

                           CONDITIONS TO THE CLOSING;
                       TERMINATION, AMENDMENT AND WAIVER

          7.1 Conditions to Obligation of BHI. The obligation of BHI to effect the transactions contemplated by this Agreement is subject to the following conditions:

          (a) Representations and Warranties of the Company. Except as contemplated by this Agreement, (i) the representations and warranties of the Company hereunder shall be made again at the Closing and shall be true in all material respects as of the Closing Date, except that to the extent such representations and warranties speak as of an earlier date, they will be true and correct as of such earlier date, (ii) the Company shall have performed (or caused to have been performed) in all respects all covenants required of it (and its subsidiaries) by this Agreement as of the Closing and (iii) the Company shall have furnished BHI at the Closing with a certificate of the President of the Company to such effect.

          (b) Third Party Consents and Approvals. The Company shall have made all filings with, and obtained all required consents, approvals, permits and authorizations in connection with the execution and delivery of this Agreement and the transactions contemplated hereby from any governmental entity except where the failure to obtain such consents, approvals, permits and authorizations would not be reasonably likely to result in a Company Material Adverse Effect (assuming the transactions contemplated by this Agreement have taken place) or to materially adversely affect the consummation of the transactions contemplated hereby.

          (c) Stock and Warrant Certificates. The Company shall have delivered to BHI at the Closing one or more stock certificates representing the Shares in good delivery form and certificates representing the Warrants in the form set forth on Appendix I.

          (d) Conditions Precedent to Merger. All of the conditions precedent to the consummation of the Merger as set forth in Sections 6.1 and 6.3 of the Merger Agreement shall have been satisfied as of the Closing Date; and all conditions precedent set forth in Section 6.2 of the Merger Agreement shall have been satisfied or waived by the Company as of the Closing Date, provided that any such waiver shall not be materially adverse to BHI as a holder of Preferred Stock exchanging the Preferred Stock for Securities.

                                                                  EXHIBIT 10(hh)

          7.2 Conditions to Obligations of the Company. In addition to the satisfaction of the conditions referred to in subparagraph (b) of Section 7.1 hereof, the obligations of the Company to effect the transactions contemplated by this Agreement shall be subject to the following conditions:

          (a) Representations and Warranties of BHI. Except as contemplated in this Agreement, (i) the representations and warranties of BHI hereunder shall be made again at the Closing and shall be true in all material respects as of the Closing Date, except that to the extent such representations and warranties speak as of an earlier date, they will be true and correct as of such earlier date, (ii) BHI shall have performed in all material respects all covenants required of it by this Agreement as of the Closing Date and (iii) BHI shall have furnished the Company at the Closing with a certificate of one of its authorized representatives to such effect.

          (b) Delivery of BHI Preferred Stock. BHI shall have delivered the share certificate or certificates representing the BHI Preferred Stock, together with such other documentation evidencing the transfer as may be reasonably requested by the Company as specified in Section 2.1 hereof.

          (c) Conditions Precedent to Merger. All of the conditions precedent to the consummation of the Merger as set forth in Sections 6.1, 6.2 and 6.3 of the Merger Agreement shall have been satisfied, or waived by a party having the right to waive such condition under the Merger Agreement, as of the Closing Date.

          7.3 Termination of Agreement. Anything herein to the contrary notwithstanding, this Agreement and the transactions contemplated herein may be terminated at any time before the Closing as follows:

          (a) Mutual Consent. By the mutual consent of the Company and BHI.

          (b) Expiration Date. By the Company or BHI if the Closing shall not have occurred by December 31, 1996.

          (c) Termination of Merger Agreement. By the Company or BHI if the Merger Agreement shall have been terminated.

          (d) Amendment of Merger Agreement. By BHI if an amendment or modification of the Merger Agreement is made which is materially adverse to BHI as a holder of Preferred Stock exchanging the Preferred Stock for Securities.

          7.4 Effect of Termination and Failure of Conditions. In the event of termination of this Agreement as provided in Section 7.3, or of the failure of a condition resulting in BHI, or the Company not performing its or their obligations hereunder pursuant to the terms of Section 7.1 or 7.2, as the case may be, this Agreement shall forthwith become void

                                                                  EXHIBIT 10(hh)

and there shall be no liability on the part of any party hereto with respect thereto except that nothing herein shall relieve any party from liability for any breach hereof.


                                 ARTICLE VIII.

                                 MISCELLANEOUS

          8.1 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of the Agreement.

          8.2 Entire Agreement. This Agreement, the documents to be executed hereunder, and the exhibits attached hereto constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof. Notwithstanding the foregoing, except as specifically provided in this Agreement if the Closing occurs, the Purchase Agreement shall continue in full force and effect, including specifically sections 8.11 and 8.12 of the Purchase Agreement.

          8.3  Waiver.  At any time prior to the Closing, any party hereto may
(a) extend the time for the performance of any of the obligations or other acts of any other party hereto or (b) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party. The consummation of the transactions contemplated hereby shall not be deemed a waiver of the right any party may have hereunder with respect to any other party's representations, warranties, covenants or agreements contained in or related to this Agreement being incorrect, untrue or breached.

          8.4 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto. No supplement, alteration or modification of this Agreement shall be binding unless executed in writing by the parties hereto.

          8.5 Further Actions. Each party shall execute and deliver such other certificates, agreements and other documents and take such other actions as may reasonably be requested by the other parties in order to consummate or implement the transactions contemplated by this Agreement.

          8.6 Assignment. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and BHI. The Company may not assign or delegate any of its rights or duties hereunder, without the prior written consent of BHI. BHI may not assign or delegate any of its rights or duties hereunder without the prior

                                                                  EXHIBIT 10(hh)

written consent of the Company, which consent shall not be unreasonably withheld; but in any event BHI shall remain responsible for any assignee's performance. Any assignment or delegation made without such consent shall be void.

          8.7 Independent Covenants. The covenants contained herein are independent and separate, and in the event that any provision contained herein is declared invalid or illegal, the other provisions hereof shall not be affected or impaired thereby and shall remain valid and enforceable.

          8.8 Remedies and Certain Rights. In the event of a breach or threatened breach by any party hereto of the provisions of this Agreement, any other party hereto shall be entitled to specific performance.

          8.9 Governing Law. This Agreement and the other documents delivered pursuant hereto and the legal relations between the parties shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

          8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of which together shall constitute one and the same instrument.

          8.11 Withholding or Granting of Consent. Except as otherwise provided in this Agreement, each party hereto may, with respect to any consent or approval that it is entitled to grant pursuant to this Agreement or any other document or instrument or agreement delivered or entered into pursuant hereto, grant or withhold such consent or approval in its sole and uncontrolled discretion, with or without cause, and subject to such conditions as it shall deem appropriate.

          8.12 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally, telegraphed or telecopied or, if mailed, five business days after the date of mailing to the following address or telecopy number, or to such other address or addresses as such person may subsequently designate by notice given hereunder.

          if to Tuboscope Vetco International:

               Tuboscope Vetco International Corporation
               2835 Holmes Road
               Houston, TX  77051
               Telecopy:  (713) 799-5183
               Attn:  General Counsel

                                                                  EXHIBIT 10(hh)

with a copy to:

        Latham & Watkins
        650 Town Center Drive, 20th Floor
        Costa Mesa, CA  92626
        Telecopy:  (714) 755-8290
        Attn:  Patrick Seaver

if to Baker Hughes Incorporated:

        Baker Hughes Incorporated
        3900 Essex Lane, Suite 1200
        Houston, TX  77027
        Attn:  General Counsel

with a copy to:

        Baker & Botts, L.L.P.
        3000 One Shell Plaza
        Houston, Texas 77002
        Telecopy: (713) 229-1522
        Attn: J. David Kirkland, Jr.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.

                              BAKER HUGHES INCORPORATED


Date:  March 13, 1996           By:     /s/  LAWRENCE O'DONNELL, III
       --------------                   ----------------------------

                                        Name: Lawrence O'Donnell, III
                                              -----------------------

                                        Title:     Vice President
                                                   --------------


                                        TUBOSCOPE VETCO INTERNATIONAL
                                          CORPORATION

Date:  March 13, 1996           By:     /s/  MARTIN I. GREENBERG
       --------------                   ------------------------

                                        Name: Martin I. Greenberg
                                              -------------------

                                        Title:     Vice President
                                                   --------------

                                                                      APPENDIX I
                                                           TO EXCHANGE AGREEMENT


                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK
                           EXPIRING DECEMBER 31, 2000

NO. __                                                          1,250,000 SHARES



          BY THIS WARRANT (this "Warrant"), Tuboscope Vetco International Corporation, a Delaware corporation (the "Company"), certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Baker Hughes Incorporated, a Delaware corporation (along with its registered assigns, the "Holder"), is entitled to subscribe for and purchase from the Company, subject to the terms and conditions set forth herein, at any time or from time to time prior to 5:00 p.m. (Houston, Texas time) on December 31, 2000 (the "Expiration Date"), 1,250,000 (subject to adjustment as set forth herein) fully paid and non-assessable shares (the "Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), at a price equal to the exercise price per share, initially $10.00 (subject to adjustment as set forth herein) per share (the "Exercise Price").

          1.   Exercise of Warrant; Company Office.  This Warrant may be
               -----------------------------------
exercised at any time or from time to time prior to the Expiration Date as to the entire number or any lesser number of whole shares of Common Stock, by the surrender of this Warrant to the Company at its office at 2835 Holmes Road Houston, Texas 77051, or such other place as is designated in writing by the Company pursuant to this Section 1, together with (a) a duly executed election in substantially the form of Exhibit A attached hereto and made a part hereof
                             ---------
for all purposes, and (b) a wire transfer or a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of shares of Common Stock covered by such election. Notwithstanding the foregoing sentence, at any time that the Current Market Price (as hereinafter defined) is greater than the Exercise Price, the Holder may, at its option, exercise this Warrant at any time or from time to time prior to the Expiration Date as to the entire number or any lesser number of whole shares of Common Stock, by the surrender of this Warrant to the Company at the location designated in the foregoing sentence together with a duly executed election in substantially the form of Exhibit A attached hereto and made a part
                                      ---------
hereof for all purposes and, in return therefor, the Company shall deliver to the Holder that certain number of shares of Common Stock that is determined by dividing (aa) the product of (1) the number of shares of Common Stock covered by such election and (2) the difference between the Current Market Price at the date of such exercise and the Exercise Price in effect on the date of such exercise by (bb) the Current Market Price at the date of such exercise. For so long as this Warrant is outstanding, the Company shall continue to maintain an office in the State of Texas where notices, presentations and demands in respect of this Warrant may be made upon it and shall notify the Holder in writing at least 15 days before changing the location of any such office.

          2.  Stock Ownership; Stock Certificates; Partial Exercise.
              -----------------------------------------------------
Upon each exercise of this Warrant, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise as of the close of business on the day this Warrant is exercised, notwithstanding that the stock transfer books of the Company shall then be closed or certificates representing such shares shall not then have been actually delivered to the Holder. As soon as possible after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the shares issuable upon such exercise issued in such denominations as may be specified by Holder and registered in the name of the Holder or, subject to
Section 9, such other name or names as shall be designated in the Holder's election to exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares subject to purchase hereunder on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder). The Company will, at the time of each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; provided, however, that if the Holder of this Warrant shall
                 --------
fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

          3.  Company Records; Transfer or Assignment of Warrant; Exchange
              ------------------------------------------------------------
of Warrant.  Any warrants issued in connection herewith or in substitution
----------
herefor, upon complete or partial transfer, assignment or exercise (the "Warrants") shall be numbered and shall be registered in the warrant register of the Company (the "Warrant Register") as they are issued. The Company shall treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, except that if the Warrant is properly transferred or assigned and notice of such transfer or assignment is given to the Company, the Company shall treat the transferee or assignee as the owner thereof for all purposes (or, if such transfer or assignment is properly made in blank, the Company shall treat the bearer of this Warrant as the owner thereof for all purposes). The Warrant shall be transferred by the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced if requested by the Company in its reasonable discretion. The Company shall immediately register all assignments and transfers in the Warrant Register and, upon any registration of assignment or transfer, the Company shall deliver a new Warrant or Warrants to the person or entity entitled thereto on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder). A Warrant, if properly transferred or assigned, may be exercised by a subsequent Holder without having a new Warrant issued. The Warrants may be exchanged at the option of the Holder thereof for another Warrant, or other Warrants, of different denominations and representing in the aggregate the right to purchase the same number of shares of Common Stock on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder) upon surrender to the Company or its duly authorized agent. All provisions of this Section 3 shall be subject to Section 9.

          4.  Reserved Stock.  The Company shall reserve
              --------------
and keep available at all times solely for the purpose of providing for the exercise of this Warrant the maximum number of shares of Common Stock as to which this Warrant may then be exercised. All such shares shall be duly authorized and free of preemptive rights and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable.

          5.  Certain Adjustments.
              -------------------

          (a) Number of Shares; Exercise Price.  The number of shares of Common
              --------------------------------
Stock which the Holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable upon such exercise, as designated by the Holder hereof, by a fraction of which (a) the numerator is $10.00 and (b) the denominator is the Exercise Price in effect on the date of such exercise. The Exercise Price shall be adjusted and readjusted from time to time as provided in this Section 5 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 5.

          (b) Issuance of Additional Shares of Common Stock or Certain
              --------------------------------------------------------
Convertible Securities.  If after the date hereof the Company shall issue any
----------------------
Common Stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the Current Market Price in effect immediately prior to such issuance, the Exercise Price in effect immediately prior to each such issuance shall immediately (except as otherwise expressly provided below) be reduced to the price determined by dividing (1) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Current Market Price in effect immediately prior to such issuance and (B) the consideration, if any, received by the Company upon such issuance, by (2) the total number of shares of Common Stock outstanding immediately after such issuance.

          For the purposes of any adjustment of the Exercise Price pursuant to this Section 5(b), the following provisions shall be applicable:

          (A) Cash.  In the case of the issuance of Common Stock for cash, the
              ----
amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          (B) Consideration Other Than Cash.  In the case of the issuance of
              -----------------------------
Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities of the Company that by their terms are exchangeable for such Common Stock), the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Company and irrespective of any accounting treatment; provided, that such fair value as
                                          --------
determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued as of the date on which the Board of Directors authorizes the issuance of such shares.

          (C) Options and Convertible Securities.  In the case of the issuance
              ----------------------------------
of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or (iii) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable), other than in each case Excluded Stock:


          (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

          (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants, or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subclauses (A) and (B) above), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

          (3) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price as then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

          (4) on the expiration or cancellation of any such options, warrants or rights or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Exercise Price shall have been adjusted upon the issuance thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

          (5) if the Exercise Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

          (D) Excluded Stock.  "Excluded Stock" shall mean (1) shares of Common
              --------------
Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Common Stock for which an adjustment to the Exercise Price is made pursuant to Section 5(c), (2) options to acquire Common Stock and shares of Common Stock issued or to be issued from time to time to directors, officers, employees, consultants, advisors, independent contractors and agents of the Company pursuant to stock option plans or other employee benefit plans approved of by the Board of Directors, or an authorized committee thereof, of the Company, (3) the shares of Common Stock issued or issuable upon exercise of the Warrants or any other warrants to purchase shares of Common Stock issued and outstanding as of the date hereof and (4) shares of Common Stock issued by the Company pursuant to an underwritten public offering of Common Stock or pursuant to a public tender or exchange offer.

          (c) Stock Dividends, Subdivisions, Reclassifications or Combinations.
              ----------------------------------------------------------------
If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant who exercises this Warrant after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had this Warrant been exercised immediately prior to such date. Successive adjustments in the Exercise Price shall be made whenever any event specified above shall occur.

          (d) Other Distributions.  In case the Company shall fix a record date
              -------------------
for the making of a distribution to all holders of shares of its Common Stock
(i) of shares of any class other than its Common Stock or (ii) of evidences of indebtedness of the Company or any subsidiary or (iii) of other assets, including cash, (excluding dividends or distributions referred to in Section 5(c) above and excluding any cash dividend or cash distribution if the per share amount when combined with the per share amount of all cash dividends and distributions paid by the Company on Common Stock during the 365-day period ending on such record date (as adjusted to appropriately reflect any of the events referred to in Section 5(c) or in this Section 5(d) and excluding cash dividends or distributions for which an adjustment to the Exercise Price was previously made pursuant to this Section 5(d)), does not exceed 10% of the Current Market Price on such record date) or (iv) of rights or warrants (excluding those referred to in Section 5(b) above), in each case the Exercise Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (1) an amount equal to the difference resulting from (x) the number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price on such record date, less (y) the fair market value (as determined in good faith by the Board of Directors) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (2) the number of shares of Common Stock outstanding on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidence of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price which would then be in effect if such record date had not been fixed.

          (e) Other Dilutive Events.  In case any event shall occur as to which
              ---------------------
the provisions of this Section 5 are not strictly applicable but the failure to make any adjustment relating thereto would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of this Section 5, then, in each such case, the Company shall immediately make all adjustments necessary to preserve, without dilution, the purchase rights represented by this Warrant on a basis consistent with the intent and principles established in this Section 5 and shall also immediately appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company if they satisfy such standard), which shall give their opinion that such adjustment, if any, preserves, without dilution, the purchase rights represented by this Warrant on a basis consistent with the intent and principles established in this
Section 5. Upon receipt of such opinion, the Company will immediately deliver a copy thereof to the Holder of this Warrant. The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in carrying out all of such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such exercise.

          (f) Size of Adjustment; Rounding.  No adjustment in the Exercise Price
              ----------------------------
shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in such price; provided, however, that any
                                           --------
adjustment which is thereby not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a Share, as the case may be.

          (g) Notice.  Whenever there shall be an adjustment as provided in this
              ------
Section 5, the Company shall promptly cause written notice thereof to be sent to the Holder, which notice shall be accompanied by an officer's certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. However, the failure by the Company to satisfy its obligations under this
Section 5(g) shall not in any manner affect or alter the rights of the Holder under this Warrant.

          (h) Fractional Shares.  The Company shall not be required to issue
              -----------------
fractions of shares of Common Stock or other capital stock of the Company upon the exercise of Warrants. If any fraction of a share would be issuable upon the exercise of any Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of the Warrant.

          (i) Current Market Price.  The Current Market Price at any date shall
              --------------------
mean, in the event the Common Stock is publicly traded, the average of the daily closing prices per share of Common Stock for 30 consecutive trading days ending 3 trading days before such date (as adjusted for any stock dividend, other dividend for which an adjustment to the Exercise Price would be required pursuant to Section 5(d), split, combination or reclassification that took effect during such 30 trading day period). The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by NASDAQ, if the Common Stock is traded over-the-counter and quoted in the National Market System, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, the Current Market Price per share of Common Stock shall be deemed to be the fair value per share of Common Stock as determined by the Board of Directors of the Company in good faith and irrespective of any accounting treatment.

          (j) Treasury Stock.  For the purposes of this Section 5, the sale or
              --------------
other disposition of any Common Stock theretofore held in the Company's treasury shall be deemed to be an issue thereof.

          (k) Valid Issuance.  All shares of Common Stock which may be issued
              --------------
upon the exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

          6.  Certain Corporate Events or Actions.
              -----------------------------------

          (a) Consolidation, Merger, Etc.  In case of any consolidation with or
              ---------------------------
merger of the Company with or into another corporation or other entity (except for a merger or consolidation in which the Company is the continuing corporation other than as a subsidiary of another corporation or other entity), or in case of any sale, lease or conveyance to another corporation or other entity of the assets of the Company as an entirety or substantially as an entirety, such successor, purchasing, leasing or receiving corporation or other entity, as the case may be, shall, prior to and as a condition to the occurrence of such event,
(i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance (provided that, if the holders of shares have the right to make an election with respect to the kind or amount of securities, cash or other property receivable upon consummation of such event, then the kind and amount of securities, cash or other consideration receivable to the Holder upon consummation of such event shall be deemed to be the kind and amount so receivable per share by a plurality of the shares held by holders of such shares making such an election) and (ii) make effective provision in its certificate of incorporation or otherwise, if needed, in order to effect such agreement. Such agreement shall provide for adjustments which shall be equivalent to the adjustments in Section 5 and shall contain provisions equivalent to this Section 6.

          (b) Reclassification, Etc.  In case of any reclassification or change
              ----------------------
of the shares of Common Stock issuable upon exercise of this Warrant or in case of any consolidation or merger of another corporation or other entity with or into the Company in which the Company is the continuing corporation (other than as a subsidiary of another corporation or other entity) and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock, the Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock into which this Warrant would have been exercisable immediately prior to such reclassification, change, consolidation or merger (provided that, if the holders of shares have the right to make an election with respect to the kind or amount of securities, cash or other property receivable upon consummation of such event, then the kind and amount of securities, cash or other consideration receivable to the Holder upon consummation of such event shall be deemed to be the kind and amount so receivable per share by a plurality of the shares held by holders of such shares making such an election). Thereafter, appropriate provision (as determined by the Board of Directors of the Company in good faith) shall be made for adjustments which shall be equivalent to the adjustments in Section 5. This
Section 6(b) shall be applicable to successive reclassifications, changes, consolidations or mergers.

          7.  Certain Notices. In case at any time the Company shall propose
              ---------------
or have knowledge of any proposal:

          (a) to pay any dividend or make any distribution on shares of Common Stock or to fix a record date for the making of any such dividend or distribution to holders of Common Stock; or

          (b) to take, or fix a record date for, any action that would result in any adjustment to the Exercise Price pursuant to Section 5; or

          (c) to effect any reclassification or change of outstanding shares of Common Stock, or consolidation or merger, or sale, lease or conveyance of property, of the type addressed in Section 6; or

          (d) to effect any voluntary or involuntary liquidation, dissolution or winding-up of the Company;

then, and in any one or more of such cases, the Company shall give written notice thereof to the Holder at least 30 days prior to the date on which (i) the books of the Company shall close, or a record date shall be set, for any such action described in Section 7(a) or (b) or (ii) such reclassification, change, consolidation, merger, sale, lease, conveyance, liquidation, dissolution or winding-up shall be effective, as the case may be.

          8.  Expenses.  The Company shall pay all costs, fees, taxes (other
              --------
than any federal or state income or stock transfer taxes) and expenses payable in connection with the preparation, issuance and delivery from time to time of Warrants and of shares of Common Stock or other securities issued upon the exercise of Warrants.

          9.  Restrictions on Transfer.  The Holder, by its acceptance hereof,
              ------------------------
represents and warrants that it is acquiring the Warrants and any Common Stock issued upon the exercise of this Warrant for investment purposes, for its own account, and not with an intent to sell or distribute the Warrants or any such Common Stock except in compliance with applicable United States federal and state securities law. Neither this Warrant nor any of the Common Stock issued upon the exercise of this Warrant, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws and the terms and conditions hereof. The provisions of this Section 9 shall be binding upon all subsequent holders of this Warrant, if any. This Warrant and the shares of Common Stock or other securities issued upon exercise of this Warrant shall be subject to a stop-transfer order and the certificate or certificates evidencing any such shares or securities shall bear the following legend:

"THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, ASSIGNMENT OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND LAWS."

          10.  Registration of Common Stock; Listing.  If any shares of Common
               -------------------------------------
Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed for trading, the Company will, at its expense, obtain promptly and maintain the approval of all securities exchanges (including, for this purpose,

NASDAQ) on which the Common Stock is listed for trading for an additional listing, upon official notice of issuance, of the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance.

          11.  Availability of Information.  The Company will comply with the
               ---------------------------
reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or, if the Company is not required to so comply pursuant to the Exchange Act, it will make publicly available the information specified by Rule 144(c)(2) under the Securities Act) and will comply with all other public information reporting requirements of the Securities and Exchange Commission (the "Commission") (including Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any restricted securities (as defined in the Securities Act) or the sale of securities by affiliates (as defined in the Securities Act). The Company will also cooperate with each holder of any restricted securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any restricted securities or the sale of securities by affiliates. The Company will furnish to each Holder of a Warrant, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

          12.  Loss, Theft, Etc.  Upon receipt of evidence satisfactory to the
               -----------------
Company of the loss, theft, destruction or mutilation of any Warrant and upon surrender and cancellation of any Warrant if mutilated, the Company shall execute and deliver to the Holder thereof a new Warrant in the form and substance of the lost, stolen, destroyed or mutilated Warrant (including all changes and adjustments that have occurred hereunder). In the event a bond for security therefor is required, the cost of such bond shall be paid by the Holder.

          13.  No Rights or Liabilities as a Stockholder.  Nothing contained in
               -----------------------------------------
this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company or as imposing any obligation upon such Holder to purchase any securities or as imposing any liability upon such Holder as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company at law or in equity.

          14.  Governing Law.  This Warrant shall be governed by and construed
               -------------
in accordance with the internal laws of the State of Delaware.

          15.  Remedies.  The Company stipulates that the remedies at law of the
               --------
Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that, to the extent permitted by applicable law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          16.  Notices.  All notices and other communications provided for
               -------
herein shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to any Holder of any Warrant, to the address of such Holder as set forth in the Warrant Register or to such other address as such Holder has notified the Company of in writing or
(b) if to the Company, to the address set forth in Section 1 or to such other address as the Company has notified such Holder of pursuant to Section 1 and this Section 16; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 1. All notices given pursuant to this Warrant shall be deemed to be effective upon receipt thereof by the party to whom such notice is addressed.

          17.  Miscellaneous.  This Warrant and any term hereof may be changed,
               -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any provision of this Warrant which shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Company waives any provision of law which shall render any provision hereof prohibited or unenforceable in any respect. The section and paragraph headings used in this Warrant are inserted for convenience only and shall not be used for any interpretive purpose.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated: _________________, 1996    TUBOSCOPE VETCO INTERNATIONAL
                                    CORPORATION


[Corporate Seal]                   By:
                                       -------------------------------------
Attest:



Secretary

                                                            EXHIBIT A TO WARRANT
                                                            --------------------


To:  TUBOSCOPE VETCO INTERNATIONAL CORPORATION




                              ELECTION TO EXERCISE

          The undersigned hereby exercises his or its rights to subscribe for __________ shares of Common Stock covered by the within Warrant [and tenders payment herewith in the amount of $____________] [and tenders no payment herewith with respect to such shares of Common Stock covered by the within Warrant and thus requests ____ shares of Common Stock (the quotient of (i) ___ shares covered by this exercise multiplied by $____) (the Current Market Price at the date of this exercise minus the Exercise Price), divided by $_____ (the Current Market Price at the date of this exercise)] in accordance with the terms thereof, and requests that certificates for such shares in the following denominations be issued in the name of, and delivered to, the person[s] at the following address[es]:


                              Denominations:




              (Print Address[es] and Social Security Number[s] or
                Employer Identification Number[s] as applicable)

and, if said number of shares shall not be all the shares covered by the within Warrant, that a new Warrant for the balance remaining of the shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Date:  __________, ____      Name:  ______________________________________
                                                    (Print)



                                                  (Signature)

                              Address:  __________________________________